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                                                                   EXHIBIT 10.52

                  [INTERNATIONAL DATA CORPORATION LETTERHEAD]




                                                                  March 23, 2000



Telocity, Inc.
10355 North De Anza Boulevard
Cupertino, California 95014

     RE: CONCURRENCE WITH INFORMATION USED IN PROSPECTUS

To whom it may concern:

     We make reference to your request for concurrence with statements made in Telocity's prospectus regarding statistics obtained from our company. Telocity has filed a Registration Statement with the Securities Exchange Commission (the "SEC") to register its shares for an initial public offering. You have sought our concurrence with statements made in your prospectus regarding statistics obtained from our Company.

     We hereby concur with the attached statements in Telocity's S-1 using information obtained from our company.

                                        /s/ [SIGNATURE ILLEGIBLE]
                                        -------------------------
                                        Name:
                                        Title:
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                             Exhibit 10.52 (cont'd)

Page 35
According to IDC, from 1999 through 2003, the annual growth of U.S. households with Internet access is projected to be 16%, with over 65 million users by the end of 2003.

Page 36
IDC predicts that consumer purchases of goods and services over the Internet will increase from $26 billion in 1999 to approximately $119 billion in 2003.

According to IDC, the total DSL capable access lines in the U.S. will grow from an estimated 20.8 million in 1999 to 67.2 million in 2003.